General Information - Additional Information (Detail)	6 Months Ended
Jun. 30, 2022
Disclosure Of General Information About Financial Statements [Abstract]
Name of reporting entity	ObsEva SA
Date of foundation of entity	Nov. 14, 2012
Country of incorporation	Geneva, Switzerland
Details about operations of the entity	The Group is focused on the development of novel therapeutics to improve women’s reproductive health and pregnancy. The Group has a portfolio of one in-licensed mid-stage development compound (nolasiban) and one out-licensed mid-stage development product (ebopiprant). The Group has no currently marketed products.